EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-K for the year ended September 30, 2008 (the "Report") by CNS Response, Inc. (the "Registrant"), the undersigned hereby certifies that:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  January 13, 2009               /S/ LEONARD BRANDT
                                      ---------------------------------
                                      Leonard J. Brandt
                                      Chief Executive Officer (Principal
                                      Executive and Financial Officer)